UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Soliciting Material Pursuant to §240.14a-12

MarineMax, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARINEMAX, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
February 28, 2007
      An Annual Meeting of Stockholders of MarineMax, Inc., a Delaware corporation, will be held at 8:00 a.m., local time, on Wednesday, February 28, 2007, at 2375 East Camelback Road, Suite 700, Phoenix, Arizona, for the following purposes:

1.	To elect three directors, each to serve for a three-year term expiring in 2010.

2.	To approve our 2007 Incentive Stock Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
      The foregoing items of business are more fully described in the proxy statement accompanying this notice.
      Only stockholders of record at the close of business on December 28, 2006 are entitled to notice of and to vote at the meeting.
      All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

Michael H. McLamb
Secretary
Clearwater, Florida
January 8, 2007

PROXY STATEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN TRANSACTIONS AND RELATIONSHIPS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
PROPOSAL TO APPROVE THE 2007 INCENTIVE COMPENSATION PLAN
INDEPENDENT AUDITORS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A

MARINEMAX, INC.
18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764

PROXY STATEMENT

VOTING AND OTHER MATTERS
General
      The enclosed proxy is solicited on behalf of MarineMax, Inc., a Delaware corporation, by our board of directors for use at our Annual Meeting of Stockholders to be held at 8:00 a.m. on Wednesday, February 28, 2007, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at 2375 East Camelback Road, Suite 700, Phoenix, Arizona.
      These proxy solicitation materials were first mailed on or about January 10, 2007 to all stockholders entitled to vote at the meeting.
Voting Securities and Voting Rights
      Stockholders of record at the close of business on December 28, 2006 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 18,616,710 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.
      The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, a plurality of the votes properly cast in person or by proxy will be required to elect directors, and the affirmative vote of a majority of the shares present in person or by proxy will be required for the approval of our 2007 Incentive Stock Plan.
      Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.
Voting of Proxies
      When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of nominees set forth in this proxy statement, and (2) “for” the approval of our 2007 Incentive Compensation Plan.
Revocability of Proxies
      Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.
Solicitation
      We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.
Annual Report and Other Matters
      Our 2006 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.
      We will provide, without charge, a copy of our annual report on Form 10-K for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.
ELECTION OF DIRECTORS
Nominees
      Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our board of directors. Presently, the number of directors is fixed at eight and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. The board of directors has nominated Hilliard M. Eure III, Joseph A. Watters, and Dean S. Woodman for election as Class III directors for three-year terms expiring in 2010 or until their respective successors have been elected and qualified.
      Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. Messrs. Eure, Watters, and Woodman currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.
      The board of directors recommends a vote “for” the nominees named herein.
      The following table sets forth certain information regarding our directors.

Name	Age	Position

William H. McGill Jr.	63	Chairman of the Board, President, Chief Executive Officer, and Director(1)(2)
Michael H. McLamb	41	Executive Vice President, Chief Financial Officer, Secretary and Director
Robert D. Basham	58	Director(1)(3)(5)
Hilliard M. Eure III	70	Director(4)(5)
John B. Furman	62	Director(3)(4)
Robert S. Kant	62	Director(1)
Joseph A. Watters	65	Director(3)(5)
Dean S. Woodman	78	Director(1)(3)(4)(5)

(1)	Member of the 1998 Incentive Stock Plan Committee

(2)	Member of the Employee Stock Purchase Plan Committee

(3)	Member of the Compensation Committee

(4)	Member of the Audit Committee

(5)	Member of Nominating/ Corporate Governance Committee
      William H. McGill Jr. has served as the Chief Executive Officer of our company since January 1998 and as the Chairman of the Board and as a director of our company since March 1998. Mr. McGill served as President of our company from January 1998 until September 2000 and re-assumed that position in July 2002. Mr. McGill was the principal owner and president of Gulfwind USA, Inc., one of our operating subsidiaries, now called MarineMax of Central Florida, LLC, from 1973 until its merger with our company in March 1998.
      Michael H. McLamb has served as Executive Vice President of our company since October 2002, as Chief Financial Officer since January 1998, as Secretary since April 1998, and as a director since November 2003. Mr. McLamb served as Vice President and Treasurer of our company from January 1998 until October 2002. Mr. McLamb, a certified public accountant, was employed by Arthur Andersen LLP from December 1987 to December 1997, serving most recently as a senior manager.
      Robert D. Basham has served as a director of our company since January 2002. Mr. Basham, a founder of Outback Steakhouse, Inc. has been a director of Outback Steakhouse, Inc. since its inception and has served as Vice Chairman of its Board of Directors since March 2005. From inception until March 2005, he served as Chief Operating Officer of Outback Steakhouse, Inc., and he also served as President from February 1991 to January 2004. Outback Steakhouse, Inc. operates more than 1,250 restaurants.
      Hilliard M. Eure, III has served as a director of our company since December 2004. Mr. Eure was a member of the Board of Directors, Executive Committee, Audit Committee, and Chairman of the Board of Directors of WEDU, a public broadcasting station in west central Florida, from January 1991 through December 2001. Mr. Eure was the Managing Partner of the Tampa Bay office of KPMG LLP (formerly Peat, Marwick, Mitchell & Co.) from July 1977 until June 1993, an Audit Partner and Southeast Regional Recruiting Coordinator in the Atlanta office of KPMG from July 1976 until June 1977, and an Audit Partner in the Greensboro, North Carolina office of KPMG from July 1968 until June 1976. Mr. Eure has been a director of WCI Communities, Inc., a New York Stock Exchange-listed home builder, since 2003.
      John B. Furman has served as a director of our company since February 2003. Mr. Furman is a consultant to public and private companies, specializing in product commercialization, business transactions, and financial restructurings. Mr. Furman served as President and Chief Executive Officer of GameTech International, Inc., a publicly traded company involved in interactive electronic bingo systems, from October 2004 until July 2005. Mr. Furman served as President and Chief Executive Officer and a director of Rural/ Metro Corporation, a publicly held provider of emergency and fire protection services, from August 1998 until January 2000. Mr. Furman was a senior member of the law firm of O’Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, from January 1983 until August 1998; he was Associate General Counsel of Waste Management, Inc., a New York Stock Exchange-listed provider of waste management services, from May 1977 until December 1983; and he was Vice President, Secretary, and General Counsel of the Warner Company, a New York Stock Exchange-listed company involved in industrial mineral extractions and processing, real estate development, and solid and chemical waste management, from November 1973 until April 1977. Mr. Furman is a director of Smith & Wesson Holding Corporation, the world’s largest manufacturer of handguns, whose stock is listed on the Nasdaq Global Select Market.
      Robert S. Kant has served as a director of our company since August 1998. Mr. Kant has been a principal shareholder of the law firm of Greenberg Traurig since September 1999. Prior to joining Greenberg Traurig, Mr. Kant was a senior member of the law firm of O’Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, for more than 18 years.
      Joseph A. Watters has served as a director of our company since October 2005. Mr. Watters has served as the Chairman of Oceania Cruises, the world’s newest cruise line, since January 2003. Mr. Watters served as President and Chief Operating Officer of Crystal Cruises from 1994 to 2001. While at Crystal Cruises, Mr. Watters was a member of the International Council of Cruise Lines’ executive committee from 1999 to 2001 and board of directors from 1994 to 2001. He was also a member of the Cruise Line International

Association’s executive committee from 1995 to 1996 and management committee from 1994 to 2001. Prior to Crystal Cruises, Mr. Watters served as President and Owner of The Watters Group, President of Royal Viking Line from 1985 to 1989, and President of Princess Cruises from 1981 to 1985. Mr. Watters began his cruise line career with Princess Cruises in 1977.
      Dean S. Woodman has served as a director of our company since September 1999. Since July 1999, Mr. Woodman has served as a consultant to public and private companies specializing in financial assignments, private equity and debt placements, and mergers and acquisitions. Mr. Woodman was a Managing Director of ING Barings LLC (and its predecessor Furman Selz), an international investment banking firm, from July 1989 to June 1999 and a Managing Director in the investment banking group of Hambrecht & Quist from October 1984 to March 1988. Mr. Woodman was a founding partner of Robertson Colman Stephens & Woodman in 1978 and of Woodman Kirkpatrick & Gilbreath in 1982. Previously, Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years, where he spent 16 years as director of West Coast corporate financing until 1978. Mr. Woodman serves as a director of Medallion Bank, a wholly owned subsidiary of Medallion Financial Corp., a publicly traded commercial finance company; SciClone Pharmaceuticals, Inc., a publicly traded biotechnology company; and Plan Express, Inc., a privately held provider of Web enabled reprographic and distribution services to the design and construction industry.
Classification of our Board of Directors
      Our board of directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Messrs. Eure, Watters, and Woodman are Class III directors whose terms will expire at the meeting, and Messrs. Eure, Watters, and Woodman have been nominated by our board for re-election for three-year terms expiring in 2010. Messrs. Basham and McLamb are Class I directors whose terms will expire in 2008. Messrs. McGill, Furman, and Kant are Class II directors whose terms will expire in 2009. There are no family relationships among any of our directors or officers.
Information Relating to Corporate Governance and the Board of Directors
      Our board of directors has an Audit Committee, a Compensation Committee, and a Nominating/ Corporate Governance Committee, each consisting entirely of independent directors, as well as a 1998 Incentive Stock Plan Committee, and an Employee Stock Purchase Plan Committee.
      Our board of directors has determined, after considering all the relevant facts and circumstances, that Messrs. Basham, Eure, Furman, Watters, and Woodman are independent directors, as “independence” is defined by the listing standards of the New York Stock Exchange, because they have no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). Messrs. McGill and McLamb are employee directors, and Mr. Kant is a non-employee director.
      Our board of directors has adopted charters for the Audit, Compensation, and Nominating/ Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board. Our board of directors has also adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.MarineMax.com, the charters of our Audit, Compensation, and Nominating/ Corporate Governance Committees; our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or New York Stock Exchange regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.
      We regularly schedule executive sessions in which non-management directors, meet without the presence or participation of management, with at least one of such sessions including only independent directors. The presiding director of such executive session rotates among the Chairs of the Audit Committee, Compensation Committee, and the Nominating/ Corporate Governance Committee.
      Interested parties may communicate with our board of directors or specific members of our board of directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of MarineMax, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

The Audit Committee
      The purpose of the Audit Committee is to assist the oversight of our board of directors of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.
      The Audit Committee currently consists of Messrs. Eure, Furman, and Woodman, each an independent director of our company under the New York Stock Exchange rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The board of directors has determined that Messrs. Eure, Furman, and Woodman (whose backgrounds are detailed above) each qualify as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

The Compensation Committee
      The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board of Directors), determining and approving the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the board of directors with respect to, or, as directed by the board of directors, determines and approves compensation of our other executive officers, and considers the grant of stock options or shares of restricted common stock to our executive officers under our 1998 Incentive Stock Plan. The Compensation Committee currently consists of Messrs. Basham, Furman, Watters, and Woodman.

The Nominating/ Corporate Governance Committee
      The purpose and responsibilities of the Nominating/ Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the board of directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the board of directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the board of directors, and the oversight of the evaluations of the board of directors and management. The Nominating/ Corporate Governance Committee currently consists of Messrs. Basham, Eure, Watters, and Woodman. The Nominating/ Corporate Governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominating/ Corporate Governance Committee identifies and evaluates nominees for our board of directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our board of directors. As discussed above, the members of the Nominating/ Corporate Governance Committee are independent, as that term is defined by the listing standards of the New York Stock Exchange.

The 1998 Incentive Stock Plan Committee and Employee Stock Purchase Plan Committee
      The responsibilities of the 1998 Incentive Stock Plan Committee include administering the 1998 Incentive Stock Plan, including selecting the non-executive officer employees to whom options and awards will be granted; and the responsibilities of the Employee Stock Purchase Plan Committee include the administration of the Employee Stock Purchase Plan.
Board and Committee Meetings
      Our board of directors held a total of seven meetings during the fiscal year ended September 30, 2006. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors; and (ii) the total number of meetings held by all committees of the board of directors on which such director was a member. We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the board of directors on the same day as our annual meeting of stockholders. All members of our board of directors attended the 2006 annual meeting of stockholders.
      During the fiscal year ended September 30, 2006, the Audit Committee held eight meetings; the Compensation Committee held five meetings; the Nominating/ Corporate Governance Committee held four meetings; and each of the 1998 Incentive Stock Plan Committee and the Employee Stock Purchase Plan Committee held one meeting.
Director Compensation and Other Information
      Employees of our company do not receive compensation for serving as members of our board of directors. Directors who are employees of our company are eligible to receive stock options pursuant to our 1998 Incentive Stock Plan. Each non-employee director receives a quarterly director’s fee of $10,000, which is paid in cash, shares of common stock, or a combination of cash and shares of common stock at the election of the director. Under our 1998 Incentive Stock Plan, non-employee directors each receive an automatic grant of options to acquire 5,000 shares of our common stock on the date they are first elected as directors of our company. Non-employee directors also receive an automatic grant of options to purchase 1,000 shares of common stock on the last day of each fiscal quarter, and receive additional options for committee service as follows on the last day of each fiscal quarter: options to purchase an additional 1,000 shares of common stock to each member of the Audit Committee, and options to purchase an additional 500 shares of common stock to each member of the Compensation Committee and Nominating/ Corporate Governance Committee. Non-employee directors also are eligible to receive grants of stock options or awards pursuant to the discretionary program of the 1998 Incentive Stock Plan. We reimburse our directors for out-of-pocket expenses incurred in attending meetings of the board of directors or committees. We also encourage our directors and their spouses, when applicable, to attend, at our cost, special corporate events with our employees, suppliers, and others when possible.

EXECUTIVE COMPENSATION
Summary of Cash and Other Compensation
      The following table sets forth the total compensation received for services rendered in all capacities to our company for the fiscal years ended September 30, 2006, 2005, and 2004 by our Chief Executive Officer and our four other most highly compensated executive officers whose total annual salary and incentive compensation exceeded $100,000 during fiscal 2006.
SUMMARY COMPENSATION TABLE

				Long-Term Compensation

				Awards

		Annual Compensation		Restricted		Securities
Name and				Stock		Underlying		All Other
Principal Position	Year	Salary(1)	Bonus	Awards($)		Options(#)(4)		Compensation(5)

William H. McGill Jr.	2006	$500,000	$1,824,311	$1,922,900	(2)	—		$5,500
Chairman of the Board, President,	2005	$500,000	$1,441,943	$881,700	(3)	—		$3,231
and Chief Executive Officer	2004	$400,000	$1,128,478	$—		80,000		$5,000
Michael H. McLamb	2006	$225,000	$631,266	$824,100	(2)	—		$5,500
Executive Vice President, Chief	2005	$225,000	$512,593	$587,800	(3)	—		$5,000
Financial Officer, and Secretary	2004	$225,000	$413,180	$—		40,000		$4,115
Edward A. Russell	2006	$200,000	$598,684	$549,400	(2)	—		$5,500
Vice President — Operations	2005	$150,000	$550,117	$499,630	(3)	—		$4,467
	2004	$150,000	$494,866	$—		20,000		$4,229
Michael J. Aiello	2006	$150,000	$344,908	$329,640	(2)	—		$1,671
Vice President; Northeast	2005	$150,000	$196,075	$352,680	(3)	—		$2,380
Regional President	2004	$150,000	$385,372	$—		20,000		$5,000
Anthony M. Aisquith	2006	$150,000	$315,596	$357,110	(2)	—		$5,500
Vice President; Central	2005	$150,000	$447,605	$352,680	(3)	—		$5,000
Regional President	2004	$150,000	$371,901	$—		22,500	(6)	$5,000

(1)	The officers listed received certain perquisites, none of which exceeded 10% of the total salary and bonus for the respective officer.

(2)	Represents grants of shares of restricted common stock to the listed officer as of November 2, 2005. Fair market value at November 2, 2005 is based on the closing price of our common stock of $27.47 per share. Such shares of restricted stock will vest one-third on each of the third, fourth, and fifth anniversaries of the date of grant. At September 30, 2006, the number of shares held and fair market value of such shares held were as follows: Mr. McGill — 70,000 shares ($1,781,500); Mr. McLamb — 30,000 shares ($763,500); Mr. Russell — 20,000 shares ($509,000); Mr. Aiello — 12,000 shares ($305,400); and Mr. Aisquith — 13,000 shares ($330,850).

(3)	Represents grants of shares of restricted common stock to the listed officer as of December 2, 2004. Fair market value at December 2, 2004 is based on the closing price of our common stock of $29.39 per share. Such shares of restricted stock will vest on December 2, 2008. At September 30, 2006, the number of shares held and fair market value of such shares held were as follows: Mr. McGill — 30,000 shares ($763,500)), Mr. McLamb — 20,000 shares ($509,000)), Mr. Russell — 17,000 shares ($432,650)), Mr. Aiello — 12,000 shares ($305,400)), and Mr. Aisquith — 12,000 shares ($305,400)).

(4)	The exercise price of all options granted were equal to or greater than the fair market value of our common stock on the date of grant.

(5)	Amounts represent our matching portion of 401(k) or profit sharing plan contributions.

(6)	Includes options to purchase 2,500 shares of common stock held by Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company.

Option Grants
      During fiscal 2006, we did not grant any stock options to any of the executive officers listed in the Summary Compensation Table above.
Fiscal 2006 Option Exercises and Year-End Option Values
      The following table sets forth certain information on options exercised in fiscal 2006 by the officers listed and the value of each such officers’ unexercised options as of September 30, 2006.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

					Number of Securities				Value of Unexercised
					Underlying Unexercised				In-the-Money Options
	Shares				Options at Fiscal Year-End				At Fiscal Year-End(1)
	Acquired		Value
Name	On Exercise		Realized		Exercisable		Unexercisable		Exercisable		Unexercisable

William H. McGill Jr.	—		—		219,640		109,000		$3,189,698		$1,252,834
Michael H. McLamb	10,388		$205,935		216,041		68,000		$3,212,816		$853,223
Edward A. Russell	24,204		$430,268		37,365		34,000		$500,992		$425,880
Michael J. Aiello	7,810		$146,462		11,500		28,500		$156,040		$334,155
Anthony M. Aisquith	6,395	(2)	$91,020	(2)	8,668	(3)	26,614	(3)	$103,870	(3)	$284,453	(3)

(1)	Calculated based on $25.45, which was the closing price of our common stock as quoted on the New York Stock Exchange on September 30, 2006, multiplied by the number of applicable shares in-the-money less the total exercise price.

(2)	Includes 395 shares acquired upon exercise of stock options held by Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company. Mrs. Aisquith realized value of $5,543 in connection with such exercise.

(3)	Includes 668 exercisable and 2,114 unexercisable options representing an exercisable and unexercisable value of $6,452 and $17,318, respectively, belonging to Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company.
1998 Incentive Stock Plan
      On April 5, 1998 and April 30, 1998, respectively, the board of directors adopted and the stockholders approved the MarineMax, Inc. 1998 Incentive Stock Plan. The 1998 Incentive Stock Plan was amended by the board of directors during May 1998 and November 2000 and our stockholders approved the November 2000 amendment during February 2001. Our board of directors further amended the 1998 Incentive Stock Plan during December 2004. The plan provides for the grant of incentive and nonqualified stock options to acquire our common stock, the direct grant of common stock, the grant of stock appreciation rights, or SARs, and the grant of other cash awards to key personnel, directors, consultants, independent contractors, and others providing valuable services to our company and our subsidiaries. We believe that the plan represents an important factor in attracting and retaining executive officers and other key employees, directors, and consultants and constitutes a significant part of our compensation program. The plan provides such individuals with an opportunity to acquire a proprietary interest in our company and thereby align their interests with the interests of our other stockholders and give them an additional incentive to use their best efforts for the long-term success of our company.
      The plan currently authorizes the issuance of a maximum amount of shares of common stock equal to the lesser of 4,000,000 shares or the sum of (1) 20% of the then-outstanding shares of common stock of our company, plus (2) the number of shares exercised with respect to any awards granted under the plan.
      The maximum number of shares of stock with respect to which options or other awards may be granted to any employee (including officers) during the term of the plan may not exceed 50% of the shares of common stock covered by the plan. As of the record date, options to purchase approximately 2,781,412 shares of common stock were outstanding. Of these options, approximately 1,028,468 are vested and the remainder vest over periods ranging from one to five years.
      The power to administer the plan with respect to our executive officers and directors and all persons who own 10% or more of our issued and outstanding stock rests exclusively with the board of directors or a committee consisting of two or more non-employee directors who are appointed by the board of directors. The power to administer the plan with respect to other persons rests with the board of directors or a committee designated by the board.
      The plan will terminate in April 2008, and options may be granted at any time during the life of the plan. Options become exercisable at such time as may be determined by the board of directors or the plan administrator. The exercise prices of options will be determined by the board of directors or the plan administrator, but if an option is intended to be an incentive stock option, the exercise price may not be less than 100% (110% if the option is granted to a stockholder who at the time of the grant of the option owns stock possessing more than 10% of the total combined voting power of all of our classes of stock) of the fair market value of the common stock at the time of the grant.
      The plan also includes an automatic grant program providing for the automatic grant of options to our non-employee directors. Under the automatic grant program, each non-employee whose election to the board of directors was proposed as of June 3, 1998 received an automatic option to acquire 10,000 shares of common stock on that date. Each subsequent newly elected non-employee member of the board of directors will receive as an initial grant an automatic option to acquire 5,000 shares of common stock on the date of his or her first appointment or election to the board of directors. In addition, each non-employee director will receive an option to purchase 1,000 shares of common stock on the last day of each fiscal quarter, and receive additional options for committee service as follows: options to purchase an additional 1,000 shares of common stock to each member of the Audit Committee, and options to purchase an additional 500 shares of common stock to each member of the Compensation Committee and Nominating/ Corporate Governance Committee. Each initial grant will vest and become exercisable in a series of three equal and successive installments with the first installment vested on the date of grant (or the date of election to the board of directors, if later) and the next two installments 12 months and 24 months after the date of grant. Each annual grant will vest and become exercisable 12 months after the date of grant. Each automatic option will vest and become exercisable only if the optionholder has not ceased serving as a director as of such vesting date.
      The exercise price per share of common stock subject to automatic options will be equal to 100% of the fair market value of our common stock on the date such option is granted. Each automatic option will expire on the tenth anniversary of the date on which such automatic option was granted. In the event a non-employee director ceases to serve as a member of the board of directors or dies while serving as a director, the optionholder or the optionholder’s estate or successor by bequest or inheritance may exercise any automatic options that have vested by the time of cessation of service until the earlier of (a) 90 days after the cessation of service or (b) the expiration of the term of the automatic option. The board of directors believes that the grant of automatic options to non-employee directors is necessary to attract, retain, and motivate non-employee directors.
      The plan is not intended to be the exclusive means by which we may issue options or warrants to acquire our common stock, stock awards, or any other type of award. To the extent permitted by applicable law and New York Stock Exchange requirements, we may issue any other options, warrants, or awards other than pursuant to the plan with or without stockholder approval.
      Our board of directors has approved a proposal to adopt a new incentive compensation plan, the 2007 Incentive Compensation Plan, or the 2007 plan, subject to stockholder approval at the meeting. The 2007 plan will replace our 1998 Incentive Stock Plan, or the 1998 Plan, which is running out of shares and which will expire in accordance with its terms in 2008. See “Proposal to Approve the 207 Incentive Compensation Plan.”

EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our 1998 Incentive Stock Plan and the purchase of shares under our 1998 Employee Stock Purchase Plan as of September 30, 2006.

(c)
	(a)	(b)	Number of Securities
	Number of Securities	Weighted Average	Remaining Available for
	to be Issued Upon	Exercise Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants,	(Excluding Securities
Plan Category	Warrants, and Rights	and Rights	Reflected in Column (a))

Equity Compensation Plans Approved by Stockholders(1)	2,364,538	$15.04	595,626	(2)
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	2,364,538		595,626

(1)	Does not include potential increases in shares of common stock that may be issued as a result of awards under the proposed 2007 Incentive Compensation Plan that is subject to stockholder approval at the meeting.

(2)	Includes 292,310 shares that may be issued as a result of awards under our 1998 Incentive Stock Plan.
Employee Stock Purchase Plan
      On April 5, 1998 and April 30, 1998, respectively, the board of directors adopted and the stockholders approved the MarineMax, Inc. 1998 Employee Stock Purchase Plan, which is designed to qualify for favorable income tax treatment under Section 423 of the Internal Revenue Code and is intended to offer financial incentives for employees to purchase our common stock. Our board of directors further amended the 1998 Employee Stock Purchase Plan during December 2004. The stock purchase plan is administered by a committee of the board of directors.
      The stock purchase plan provides for the issuance of up to 750,000 shares of common stock. The stock purchase plan is available to all regular, full-time employees of our company (other than any employees who own more than 5% of our outstanding common stock) who have completed at least one year of continuous service.
      The stock purchase plan provides for implementation of up to 10 annual offerings beginning on the first day of October in the years 1998 through 2007, with each offering terminating on September 30 of the following year. Each annual offering may be divided into two six-month offerings. For each offering, the purchase price per share will be the lower of (i) 85% of the closing price of the common stock on the first day of the offering period, or (ii) 85% of the closing price of the common stock on the last day of the offering period. The purchase price is paid through periodic payroll deductions not to exceed 10% of the participant’s earnings during each offering period. However, no participant may purchase more than $25,000 worth of common stock annually.
Employment Agreements
      On June 7, 2006, we entered into an employment agreement with each of William H. McGill Jr., Michael H. McLamb, and Edward A. Russell. The employment agreements provide for a base salary of $500,000 for Mr. McGill, $225,000 for Mr. McLamb, and $200,000 for Mr. Russell. Each employment agreement provides for a bonus or other incentive compensation based upon the performance of our company and the executive and such other factors as determined to be relevant by our board of directors or compensation committee. In connection with their employment, each of the executives may also receive options to purchase common stock or other stock-based compensation. Each employment agreement also provides vacation benefits, reimbursement for business expenses, and the right to participate in company-wide benefits, including insurance, pension, retirement, and other plans and programs as are available to our executive officers. Each employment agreement contains a covenant not to compete with our company or solicit our employees or customers for a period equal to the greater of two years immediately following termination of employment or the period during which severance payments are being made, subject to certain exceptions.
      We and the executive may each terminate the executive’s employment at any time. If we terminate any of the executives without “good cause” or any of them terminates his employment with “good reason” or upon a “change in control” of our company that is not approved by at least two-thirds of our directors or does not provide the executive with the same position he had with us immediately prior to the change of control, as such terms are defined in the respective agreements, the terminated executive will receive an amount equal to the average of his base salary and bonus in the two fiscal years prior to termination (in a lump sum in the event of a change in control), for a period of three years after the effective date of termination in the case of Mr. McGill and 18 months after the effective date of termination in the case of Mr. McLamb and Mr. Russell; their stock options will vest and be exercisable for up to their full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and other stock-based compensation will not be subject to forfeiture or repurchase, subject in each case to certain exceptions; and the benefits and insurance coverage will continue for three years after termination in the case of Mr. McGill.
      In the event of his death, the agreement with Mr. McGill provides for a payment of $1.5 million to his estate, for a six-month continuation of health, hospitalization, and similar benefits to Mr. McGill’s dependent family members, and for all stock options to vest and be exercisable for their full term and for other stock-based compensation to vest and not be subject to forfeiture or repurchase, subject to certain exceptions. In the event of the death of Mr. McLamb or Mr. Russell, the agreement provides for a payment of $550,000 to the estate of Mr. McLamb and $500,000 to the estate of Mr. Russell and for all stock options to vest and be exercisable for up to their full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and for other stock-based compensation to vest and not be subject to forfeiture or repurchase, subject to certain exceptions.
      In the event of disability, the employment agreement of each executive provides for the payment in a lump sum of the average of his base salary and bonus in the two fiscal years prior to disability for one year and for all stock options to vest and be exercisable for up to full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and for other stock-based compensation to vest and not be subject to forfeiture or repurchase, subject to certain exceptions. Mr. McGill’s employment agreement provides for retirement benefits if Mr. McGill retires upon his decision or our request upon reaching the age of 68 consisting of the payment to Mr. McGill for two years of an amount equal to 50% of the average of the base salary and bonus paid to him for the two fiscal years prior to retirement, medicare supplemental medical coverage for life, the continuation of life insurance benefits for a period of three years after retirement, the vesting and continuation of stock options for up to their full term (or for such shorter period of time that would not cause the executive any adverse tax consequences) and the vesting and termination of any forfeiture or repurchase provisions of other stock-based compensation. In addition, the employment agreements with Mr. McGill and Mr. McLamb provide for a gross up for any excise taxes for which they are liable under Section 4999 of the Internal Revenue Code of 1986, as amended, in connection with a change of control.
      Section 280G of the Internal Revenue Code may limit the deductibility for federal income tax purposes of payments made following a change in control. If these payments are not deductible and if we have income at least equal to such payments, an amount of income equal to the amount of such payments could not be offset. As a result, the income that was not offset would be “phantom income” (i.e. income without cash) to our company. A “change in control” would include a merger or consolidation of our company, a sale of all or substantially all of our assets, under certain circumstances changes in the identity of a majority of the members of the board of directors of our company, or acquisitions of more than 20% of our common stock, subject to certain limitations.

Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents
      Our certificate of incorporation provides that no director of our company will be personally liable to us or our stockholders for monetary damages for breach of a fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation Law. The effect of this provision in the certificate of incorporation is to eliminate the rights of our company and our stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Delaware law.
      In addition, we have adopted provisions in our bylaws and entered into indemnification agreements that require us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent and under all circumstances permitted by law. Indemnification may not apply in certain circumstances to actions arising under the federal securities laws. We have not indemnified our directors and officers for actions prior to March 1, 1998, the date we acquired all of the issued and outstanding capital stock of six recreational boat dealers in separate merger transactions.

CERTAIN TRANSACTIONS AND RELATIONSHIPS
Policy Relating to Certain Transactions
      We have a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest unless the transaction is determined by our board of directors to be fair to us or is approved by a majority of our disinterested directors or by our stockholders, as provided for under Delaware law.
Leases of Real Property from Affiliates
      We lease two retail locations in Somers Point and Egg Harbor, New Jersey from MDJB Associates, LLC, a limited liability corporation of which Mr. Aiello is a 20% member. During fiscal 2006, we made lease payments under the leases in the aggregate amount of approximately $385,000.
Business Relationships
      Robert S. Kant, a director of our company since August, 1998, is a principal shareholder of the law firm of Greenberg Traurig, which serves as our primary legal counsel. We paid legal fees of approximately $423,000 to that firm during fiscal 2006.
Family Relationships
      W. Brett McGill, currently Midwest Regional President and previously Vice President of Information Technology, Service, and Parts, is the son of William H. McGill Jr., our Chief Executive Officer. During fiscal 2006, we paid W. Brett McGill a base salary of $150,000 and a bonus of $252,352. During fiscal 2006, we also granted to W. Brett McGill options to purchase 12,000 shares of our common stock at an exercise price of $27.47 per share, which was equal to the fair market value of our common stock on the date of grant. W. Brett McGill is not in a reporting position to William H. McGill, and compensation decisions relating to W. Brett McGill are performed in the same manner as other employees throughout our company without input from William H. McGill.
      Shannon H. Aisquith, an employee of our company, is the wife of Anthony M. Aisquith, a Vice President of our company. During fiscal 2006, we paid Mrs. Aisquith a base salary of $61,190 and a bonus of $43,604. Mrs. Aisquith is not in a reporting position to Mr. Aisquith, and compensation decisions relating to Mrs. Aisquith are performed in the same manner as other employees throughout our company without input from Mr. Aisquith.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Overview and Philosophy
      Our board of directors has appointed a Compensation Committee, consisting of independent members of the board of directors, to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives, and determine and approve the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the board of directors with respect to, or, as directed by the board of directors, determines and approves, compensation of our other executive officers, and considers the grant of stock-based awards to our executive officers under our 1998 Incentive Stock Plan. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with our values and is aligned with our business strategy and goals. The Compensation Committee held five meetings during fiscal 2006.

      Our compensation program for executive officers consists primarily of base salary, incentive bonuses, annual discretionary bonuses, and long-term incentives in the form of stock options or shares of restricted common stock. Executives also participate in various other benefit plans, including medical and retirement plans, that generally are available to all of our employees.
      Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives, taking into account the possibility of performance-based bonuses. The bonus program is designed to reward individuals for performance based on our company’s financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value. Stock option grants are intended to result in minimal or no rewards if the price of our common stock does not appreciate, but may provide substantial rewards to executives as our stockholders in general benefit from stock price appreciation. Grants of shares of restricted common stock are intended to align compensation with the price performance of our common stock.
      Each of Messrs. McGill, McLamb and Russell is a party to an employment agreement with us, which provides for designated base salaries plus incentive compensation based on the performance of our company and the employees as determined by our board of directors.
Base Salary
      Messrs. McGill, McLamb, and Russell received base compensation during fiscal 2006 in accordance with the base compensation levels in effect under their employment agreement. Messrs. Aiello and Aisquith received base compensation during fiscal 2006 in accordance with their fiscal 2006 compensation plans as approved by the Compensation Committee.
Incentive Compensation
      As described under “Executive Compensation — Employment Agreements,” the employment agreements with certain executive officers provide for incentive compensation based upon the performance of our company and the employees as determined by our board of directors in accordance with a pay-for-performance philosophy. The board of directors approved an incentive compensation program for fiscal 2006. The program provided for our officers to receive (a) monthly bonuses based on our monthly pre-tax profit, and (b) a quarterly or annual bonus, as applicable, based upon various factors, including inventory levels, personnel development, succession planning, and our financial performance. Compensation decisions also include subjective determinations and a consideration of various factors with the weight given to a particular factor varying from time to time and in various individual cases.
      Messrs. McGill, McLamb, and Russell received incentive compensation for fiscal 2006 in accordance with our incentive compensation program for fiscal 2006. We paid discretionary bonuses of $65,000 to Mr. Aisquith and $25,000 to Mr. Aiello for fiscal 2006 above our incentive compensation program for fiscal 2006.
Grants of Stock Options and Restricted Stock
      We strongly believe in utilizing our common stock to tie executive rewards directly to our long-term success and increases in stockholder value. Grants of stock options and restricted common stock to our executive officers will enable those executives to develop and maintain a significant ownership position in our common stock. The amount of stock options and shares of restricted stock granted takes into account stock options or shares of restricted stock previously granted to an individual. During fiscal 2006, our board of directors granted shares of restricted common stock to the following executive officers: 70,000 shares to Mr. McGill, 30,000 shares to Mr. McLamb, 20,000 shares to Mr. Russell, 12,000 shares to Mr. Aiello, and 13,000 shares to Mr. Aisquith. The shares of restricted stock granted to each officer will vest one-third on each of the third, fourth, and fifth anniversaries of the date of grant. No stock options were granted during fiscal 2006 to any of our executive officers. See “Executive Compensation — Summary Compensation Table.”

      The amount of stock-based compensation granted takes into account previous grants to an individual stock-based grants are made at the first meeting of the Compensation Committee and Board of Directors held after the end of a fiscal year. Grants to new executives are made at the outset of employment.
Other Benefits
      Executive officers are eligible to participate in benefit programs designed for all of our full-time employees. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.
Chief Executive Officer Compensation
      The Compensation Committee approved the payment of bonus and incentive compensation to Mr. McGill in accordance with his employment agreement and our 2006 incentive compensation program, which emphasized team building, successor planning, and pretax profits.
Compliance with Internal Revenue Code Section 162(m)
      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of a company’s four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. None of our executive officers except for Mr. McGill earned compensation in excess of $1 million during fiscal 2006 and the amounts paid to Mr. McGill in excess of the $1 million limitation qualified as performance-based compensation for purposes of Section 162(m).
      We currently intend to continue to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).
      This report has been furnished by the members of the Compensation Committee of the board of directors of MarineMax, Inc.

January 5, 2007	John B. Furman, Chairman Robert D. Basham Joseph A. Watters Dean S. Woodman
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During the fiscal year ended September 30, 2006, our Compensation Committee consisted of Robert D. Basham, John B. Furman, and Dean S. Woodman. None of these committee members had any contractual or other relationships with our company during such fiscal year.

REPORT OF THE AUDIT COMMITTEE
      The board of directors has appointed an Audit Committee consisting of three directors. All of the members of the committee must be “independent” of our company and management, as independence is defined in applicable rules of the New York Stock Exchange and the Securities and Exchange Commission listing standards.
      The purpose of the Audit Committee is to assist the oversight of our board of directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our board of directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and amended rules of the New York Stock Exchange.
      In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the independent auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditor the independent auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditor.
      The committee discussed with our independent auditor the overall scope and plans for its audit. The committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor’s examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held eight meetings during fiscal 2006.
      Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission.

January 5, 2007	Hilliard M. Eure III, Chairman
John B. Furman
Dean S. Woodman
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934
      Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These regulations require the directors, officers, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended September 30, 2006, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during such fiscal year.

PERFORMANCE GRAPH
      The following line graph compares cumulative total stockholder returns for (i) our common stock; (ii) the Russell 2000 Index; and (iii) the Nasdaq Retail Trade Index. The graph assumes an investment of $100 in each of our common stock, the Russell 2000, and the Nasdaq Retail Trade Index on September 30, 2001. The graph covers the five-year period from October 1, 2001 through September 30, 2006.
      The calculation of cumulative stockholder return for the Russell 2000 and the Nasdaq Retail Trade Index includes reinvestment of dividends. The calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MARINEMAX, INC., THE RUSSELL 2000 INDEX
AND THE NASDAQ RETAIL TRADE INDEX

*	$100 invested on 9/30/01 in stock or index — including reinvestment of dividends. Fiscal year ending September 30.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
      The following table sets forth certain information regarding beneficial ownership of our common stock as of the record date for (i) all directors, our Chief Executive Officer, and our other executive officers listed in the Summary Compensation Table under the section entitled “Executive Compensation,” (ii) all directors and executive officers as a group, and (iii) each person known by us to beneficially own more than 5% of our outstanding shares of common stock.

	Shares Beneficially Owned

Name of Beneficial Owner(1)	Number(2)		Percent(2)

Directors and Executive Officers:
William H. McGill Jr.	1,639,550	(3)	8.7%
Michael H. McLamb	301,997	(4)	1.6%
Edward A. Russell	120,944	(5)	*
Michael J. Aiello	44,075	(6)	*
Anthony M. Aisquith	60,645	(7)	*
Robert D. Basham	44,281	(8)	*
Hilliard M. Eure III	15,000	(9)	*
John B. Furman	38,284	(10)	*
Robert S. Kant	57,197	(11)	*
Joseph A. Watters	8,030	(12)	*
Dean S. Woodman	63,197	(13)	*
All directors and executive officers as a group (includes 13 current executive officers and directors)	2,443,087		12.6%
5% Stockholders:
T. Rowe Price Associates, Inc.	1,915,360	(14)	10.3%
FMR Corp.	1,787,338	(15)	9.6%
AXA Financial, Inc.	1,704,115	(16)	9.2%
BAMCO, Inc.	1,500,000	(17)	8.1%

   *  Less than 1%

(1)	Unless otherwise indicated, all persons listed can be reached at our company offices at 18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida 33764, and have sole voting and investment power over their shares unless otherwise indicated.

(2)	The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised and restricted stock that may vest within 60 days after December 28, 2006. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholder.

(3)	Includes (a) 100,000 shares of restricted stock subject to vesting, and (b) 219,640 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 63,000 shares of common stock issuable upon vesting of restricted stock units and (ii) 109,000 shares of common stock issuable upon exercise of unvested stock options.

(4)	Includes (a) 50,000 shares of restricted stock subject to vesting, and (b) 216,041 shares of common stock issuable upon the exercise of stock options. Amount excludes (i) 27,000 shares of common stock issuable upon vesting of restricted stock units and (ii) 68,000 shares of common stock issuable upon exercise of unvested stock options.

(5)	Includes (a) 37,000 shares of restricted stock subject to vesting; (b) 9,061 shares held by Mr. Russell’s spouse; (c) 1,400 shares held by Mr. Russell’s spouse as custodian for their minor children; and (d) 37,365 shares issuable upon the exercise of stock options. Amount excludes (i) 18,000 shares of common stock issuable upon vesting of restricted stock units and (ii) 34,000 shares of common stock issuable upon exercise of unvested stock options.

(6)	Includes (a) 24,000 shares of restricted stock subject to vesting, and (b) 11,500 shares issuable upon exercise of stock options. Amount excludes (i) 10,800 shares of common stock issuable upon vesting of restricted stock units and (ii) 28,500 shares of common stock issuable upon exercise of unvested stock options.

(7)	Includes (a) 25,000 shares of restricted stock subject to vesting; (b) 4,549 shares of common stock owned by Mr. Aisquith’s spouse; (c) 8,000 shares issuable upon exercise of stock options held by Mr. Aisquith; and (d) 668 shares issuable upon exercise of options held by Mr. Aisquith’s spouse. Amount excludes (i) 10,800 shares of common stock issuable upon vesting of restricted stock units, (ii) 24,500 shares of common stock issuable upon exercise of unvested stock options held by Mr. Aisquith; and (iii) 2,114 shares of common stock issuable upon exercise of stock options held by Mr. Aisquith’s spouse.

(8)	Includes (a) 10,000 shares in trust, and (b) 32,500 shares issuable upon exercise of stock options. Amount excludes 6,000 shares of common stock issuable upon exercise of unvested stock options.

(9)	Includes 15,000 shares issuable upon the exercise of stock options, but excludes 7,500 shares of common stock issuable upon exercise of unvested stock options.

(10)	Includes 32,000 shares issuable upon the exercise of stock options, but excludes 7,500 shares of common stock issuable upon exercise of unvested stock options.

(11)	Includes 21,000 shares issuable upon the exercise of stock options, but excludes 3,000 shares of common stock issuable upon exercise of unvested stock options.

(12)	Includes 5,333 shares issuable upon the exercise of stock options, but excludes 7,667 shares of common stock issuable upon exercise of unvested stock options.

(13)	Includes 47,500 shares issuable upon the exercise of stock options, but excludes 9,000 shares of common stock issuable upon exercise of unvested stock options.

(14)	Represents 1,915,360 shares of common stock beneficially owned by T. Rowe Price Associates, Inc. in its capacity as investment advisor on behalf of its clients. T. Rowe Price Associates has sole voting power over 461,700 of such shares and sole dispositive power over all of such shares. The address of T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(15)	Represents 1,787,338 shares of common stock beneficially owned by FMR Corp. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 113,100 of such shares as a result of its serving as investment manager of institutional accounts. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and a registered investment advisor beneficially owns 1,674,238 of such shares as a result of acting as investment advisor to various investment companies. Edward C. Johnson III and FMR Corp. each have (a) sole power to dispose of the 1,674,238 shares owned by the Fidelity Funds; and (b) sole power to vote and dispose of the 113,100 shares owned by the institutional accounts managed by Fidelity Management Trust Company. Neither FMR Corp., nor Edward C. Johnson III as Chairman of FMR Corp. has sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the funds’ board of trustees. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(16)	Represents 1,704,115 shares of common stock beneficially owned by AXA Financial, Inc. AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA are all wholly owned subsidiaries of AXA Financial, Inc. and are beneficial owners of 1,704,115 shares. Alliance Capital Management LP has sole power to vote or to direct the vote of 1,408,865 of such shares and the sole power to dispose or to direct the disposition of 1,525,015 of such shares. AXA Equitable Life Insurance Company has sole power to vote or direct the vote and the sole power to dispose or to direct the disposition of 179,100 of such shares. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(17)	Represents 1,500,000 shares of common stock beneficially owned by BAMCO, Inc. in its capacity as investment advisor on behalf of its clients. BAMCO, Inc. is a wholly owned subsidiary of Baron Capital Group, Inc. (BCG). BAMCO, Inc., BCG, Baron Small Cap Fund, and Ronald Baron (owns a controlling interest in BCG) have shared voting power over the 1,500,000 shares and share dispositive power over all such shares. Therefore, none of the following, BAMCO, Inc., BCG, Baron Small Cap Fund, nor Ronald Baron has sole power to vote or direct the voting of the shares owned by BAMCO, Inc. The address of BAMCO, Inc. is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

PROPOSAL TO APPROVE THE 2007 INCENTIVE COMPENSATION PLAN
      Our board of directors has approved a proposal to adopt a new incentive compensation plan, the 2007 Incentive Compensation Plan, or the 2007 Plan, subject to approval by our stockholders. A summary of the material terms of the 2007 Plan is included in Appendix A to this proxy statement, and the full text of the 2007 Plan is included as Appendix B to this proxy statement.
      If approved by our stockholders, the 2007 Plan will be used to provide stock-based incentive compensation to our eligible employees, directors, and independent contractors. Our board of directors believes that the fundamental objectives of a long-term incentive compensation program are to align the interests of management and the stockholders and to create long-term stockholder value. Our board of directors believes that the adoption of the 2007 Plan increases our ability to achieve these objectives by providing us with additional shares to make grants and allowing for several different forms of long-term incentive awards, which will help us recruit, reward, motivate, and retain talented personnel. If approved by our stockholders, the 2007 Plan will replace our 1998 Incentive Stock Plan, or the 1998 Plan, which is running out of shares and which will expire in accordance with its terms in 2008.
      Key terms of the 2007 Plan include the following:

•	We will increase the shares available for grant under all of our equity compensation plans by a net amount of 1,000,000 shares of our common stock. We also will transfer any available share reserves under the 1998 Plan, as of the date of shareholder approval of the 2007 Plan, to the 2007 Plan, so that they may be available for future grants under the 2007 Plan.

•	We will no longer make grants under 1998 Plan.

•	The 2007 Plan explicitly prohibits repricing of options without stockholder approval.

•	The 2007 Plan will permit the qualification of awards under the plan (payable in either stock or cash) as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code.”) See “Federal Income Tax Information” in Appendix A for a more detailed discussion of the application of Section 162(m).

•	All options and stock appreciation rights must be granted with an exercise price equal to fair market value on the grant date.

•	All full value awards (such as restricted stock or stock units) have a minimum three year vesting schedule for awards that vest over time and a one-year performance period for awards that vest based on the achievement of performance goals.

•	Any shares not issued in connection with awards outstanding under the 1998 Plan will become available for issuance under the 2007 Plan.
      As shown in the table on page 10 under the caption “Equity Compensation Plan Information,” as of September 30, 2006, an aggregate of 2,364,538 shares of our common stock are issuable upon exercise of outstanding options; 278,000 shares of our common stock are subject to unvested restricted stock awards; and 292,310 shares are available for issuance under our 1998 Plan. Our board of directors has approved the 2007 Plan, subject to approval by our stockholders at the annual meeting. If the 2007 Plan is approved by our stockholders, no further grants will be made under our 1998 Plan, and any shares available for grants under those plans will become available for grant under the 2007 Plan.
      Our board of directors recommends a vote “FOR” the proposal to approve the 2007 Plan.

Additional Consideration with Respect to the 2007 Plan
      We have an unusual and innovative approach to equity compensation. The stock options and restricted stock awards that we historically granted had prolonged vesting periods, often vesting over a seven-year period. This is several years longer than most companies. (Typical vesting schedules are between three and five years, with shorter vesting schedules being the current trend in order to lower the expense of stock options.) We believed the longer vesting schedule helped to retain our employees and provide them with a longer term view of the business than awards with a shorter vesting schedule. Our “burn rate” (the number of stock awards we grant each year), is within the normal standards for our industry. This leads to a net result that our equity compensation provides an incentive and retention tool for a longer period of time than what most companies receive.
      Our historically longer vesting schedule combined with a general tendency of our employees to hold onto their stock options (rather than exercise them and sell the underlying stock) because of their belief in the future of our company has led to a high “overhang” (the amount of outstanding options and unvested restricted stock awards in comparison to the total number of shares outstanding) for our industry. This high overhang causes us to fail the equity compensation analysis of Institutional Investor Services, an influential proxy advisory service, and results in Institutional Investor Services recommending against the approval of our 2007 Plan. We believe this is a perverse result because our annual grant practices are within the Institutional Investor Services guidelines for our industry, as our high overhang is not due to more generous grant policies but rather the longer vesting schedule and tendency of our employees to hold onto their options because of their belief in the company. In addition, the Institutional Investor Services guidelines are encouraging us to shorten our vesting schedule and encourage our employees to exercise their options on a regular basis, which seems to us to be against the best interests of our company and poor corporate governance practice.
      The 1,000,000 shares we are requesting for issuance under the 2007 Plan equals approximately 5.4% of our outstanding shares. The 1,000,000 shares plus the remaining shares under the 1998 Plan is forecasted to provide us with enough shares to make grants under our normal practices through the end of 2009. As noted above, this “burn rate” is within the general range for our industry and combined with our longer vesting schedules, provides a very good retention tool and incentive to our employees.
Consequences of a Failure to Approve the 2007 Plan
      If our stockholders do not approve the 2007 Plan at our annual meeting, the 1998 Plan will remain in effect. In the absence of approval, we will not have the ability to grant equity compensation to existing employees commencing in the second quarter of fiscal 2007. As a result, we may be required to pay significantly greater cash compensation to attract, motivate, retain, and reward executives, employees, officers, directors, and independent contractors or risk the loss of such individuals.
Description of the 2007 Plan
      The material features of the 2007 Plan are outlined in Appendix A. This summary is qualified in its entirety by reference to the complete text of the 2007 Plan. Stockholders are urged to read the actual text of the 2007 Plan in its entirety, which is set forth as Appendix B to this proxy statement.

New Plan Benefits
      Benefits obtained by our employees under our 2007 Plan are made on a discretionary basis. Accordingly, it is not possible to determine the benefits that will be received by our executive officers and our other employees under the 2007 Plan in 2007. The table below shows, as to our Named Executive Officers and the other individuals and groups indicated, the number of shares of our common stock subject to option grants, together with the weighted average option exercise price payable per share, made under the 1998 Plan and the number of shares of restricted stock awarded under the 1998 Plan during fiscal 2006.

	Number of Shares	Weighted Average	Number of Shares
	Underlying	Option Exercise	Underlying Restricted
Name and Position	Options Granted	Price per Share	Stock Awards

William H. McGill Jr.	—	$—	70,000
Chairman of the Board, President, and Chief Executive Officer
Michael H. McLamb	—	$—	30,000
Executive Vice President, Chief Financial Officer, and Secretary
Edward A. Russell	—	$—	20,000
Vice President — Operations
Michael J. Aiello	—	$—	12,000
Vice President; Northeast Regional President
Anthony M. Aisquith	—	$—	13,000
Vice President; Central Regional President
All current executive officers as a group (7 persons)	—	$—	165,000
All current non-employee directors as a group (6 persons)	57,000	$28.88	—
All employees, including all current officers who are not executive officers, as a group (179 persons)	416,400	$29.19	—

INDEPENDENT AUDITORS
      The firm of Ernst & Young LLP, an independent registered certified public accounting firm, has audited the financial statements of our company for the fiscal years ended September 30, 2004, 2005 and 2006. We have appointed Ernst & Young LLP to audit our consolidated financial statements for the fiscal year ending September 30, 2007. The board of directors anticipates that representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.
      Aggregate fees billed to our company for the fiscal years ended September 30, 2005 and 2006 by Ernst & Young LLP, are as follows:

	2005	2006

Audit Fees	$930,169	$770,636
Audit-Related Fees	$21,013	$21,830
Tax Fees	$6,500	$7,500
All Other Fees	$—	$—
Audit Committee Pre-Approval Policies
      The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.
      To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Board or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.
      Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.
      All of the services provided by Ernst & Young LLP described above under the captions “Audit-Related Fees” and “Tax Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
      Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending September 30, 2007 must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under our bylaws, stockholders must follow certain procedures to nominate persons for election as a director or to introduce an item of business at an annual meeting of stockholders. To be timely under these procedures, notice of such nomination or business related to our 2008 Annual Meeting of Stockholders must comply with the requirements in our bylaws and must be received by us (a) no earlier than October 12, 2007 and no later than November 10, 2007 if our 2007 Annual Meeting of Stockholders is held on a day that is between January 10, 2008 and April 20, 2008; or (b) if the annual meeting is to be held on another date, no earlier than 120 days in advance of such annual meeting and no later than the close of business on the later of (i) 90 days in advance of such annual meeting or (ii) the 10th day following the date on which public announcement of the date of such meeting is first made.
      Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2008, except in circumstances where (i) we receive notice of the proposed matter no later than November 22, 2007, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.
OTHER MATTERS
      We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.
Dated: January 8, 2007

APPENDIX A
Material Features of 2007 Incentive Compensation Plan
Purpose
      Our 2007 Incentive Stock Plan, the 2007 Plan, is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.
Awards
      The terms of the 2007 Plan provide for the grant of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards, and performance awards that may be settled in cash, stock, or other property.
Shares available for awards
      The total number of shares of our common stock that may be subject to awards under the 2007 Plan is equal to 1,000,000 shares, plus (i) any shares available for issuance and not subject to an award under the 1998 Plan, (ii) the number of shares with respect to which awards granted under the 2007 Plan and the 1998 Plan terminate without the issuance of the shares or where the shares are forfeited or repurchased; (iii) with respect to awards granted under the 2007 Plan and the 1998 Plan, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2007 Plan and the 1998 Plan.
Limitations on awards
      The 2007 Plan imposes individual limitations on certain awards, in part to comply with Section 162(m) of the Internal Revenue Code of 1986. Under these limitations, no more than 50% of the total number of shares of our common stock reserved for issuance under the 2007 Plan may be granted to an individual during any fiscal year pursuant to awards granted under the 2007 Plan. The maximum amount that may be payable to any one participant as a performance award (payable in cash) is $5,000,000 per calendar year.
      No outstanding options may be repriced without stockholder approval (that is, we cannot amend an outstanding option to lower the exercise price or exchange an outstanding option for a new option with a lower exercise price). In addition, the 2007 Plan prohibits us from exchanging an outstanding option with an exercise above the then current fair market value of our common stock for cash, other awards, or other property.
Capitalization adjustments
      In the event that a stock dividend, forward or reverse split, merger, consolidation, combination, or other similar corporate transaction or event affects our common stock, then the plan administrator will substitute, exchange, or adjust any or all of the following in a manner that precludes the enlargement or dilution of rights and benefits: (1) the kind and number of shares available under the 2007 Plan, (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph, (3) the kind and number of shares subject to all outstanding awards, (4) the exercise price, grant price, or purchase price relating to any award, and (5) any other affected terms of awards.
      In the event that a dividend or other distribution (whether in cash or other property, but excluding a stock dividend), recapitalization, reorganization, spin-off, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock or our other securities or the securities of any other issuer, so that an adjustment, substitution, or exchange is determined to be appropriate by the plan administrator, then the plan administrator is authorized to adjust any or all of the following as the plan administrator deems appropriate: (1) the kind and number of shares available under the 2007 Plan, (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph, (3) the kind and number of shares subject to all outstanding awards, (4) the exercise price, grant price, or purchase price relating to any award, and (5) any other affected terms of awards.
Eligibility
      The persons eligible to receive awards under the 2007 Plan consist of officers, directors, employees, and independent contractors. However, incentive stock options may be granted under the 2007 Plan only to our employees, including our officers who are employees.
Administration
      Our board of directors will administer the 2007 Plan unless it delegates administration of the 2007 Plan to one or more committees of our board of directors. Together, our board of directors and any committee(s) delegated to administer the 2007 Plan are referred to as the plan administrator. If a committee is delegated to administer the 2007 Plan, then the committee members may be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by the New York Stock Exchange or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the 2007 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2007 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2007 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion. Any amendment that adversely affects the rights of the award recipient, however, must receive the approval of such recipient.
Stock options and stock appreciation rights
      The plan administrator is authorized to grant stock options, including both incentive stock options and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation of our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right; however, the per share exercise price of an option or stock appreciation right must not be less than the fair market value of a share of common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no incentive stock option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares (including cancellation of a portion of the shares subject to the award), outstanding awards, or other property having a fair market value equal to the exercise price. Options may also be exercisable in connection with a broker-assisted sales transaction (a “cashless exercise”) as determined by the plan administrator. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.
Restricted Stock and Stock Units
      The plan administrator is authorized to grant restricted stock and stock units. Restricted stock is a grant of shares of common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the plan administrator. An award of a stock unit confers upon a participant the right to receive shares of common stock at the end of a specified period and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified period. Prior to settlement, an award of a stock unit carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below. The plan administrator determines all of the terms of the restricted stock and stock units awards subject to the terms of the 2007 Plan.
Dividend Equivalents
      The plan administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the plan administrator. Currently, there are no outstanding dividend equivalent awards, either with other outstanding awards under any of our incentive compensation plans or as stand alone awards. The plan administrator determines all of the terms of the dividend equivalent awards subject to the terms of the 2007 Plan.
Bonus Stock and Awards in Lieu of Cash Obligations
      The plan administrator is authorized to grant shares of common stock as a bonus free of restrictions for services performed for us or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.
Other Stock Based Awards
      The plan administrator is authorized to grant awards under the 2007 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.
Performance Awards
      The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the 2007 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) may, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance based” compensation not subject to the limitation on the tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year pursuant to federal securities laws. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by a committee which will qualify under Section 162(m), rather than our board of directors.
      Subject to the requirements of the 2007 Plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the correspond-

ing amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of its affiliates, or for its business units (except with respect to the total shareholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for performance awards designed to comply with the performance-based compensation exception to Section 162(m): (1) earnings per share; (2) revenues or gross margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any of our ongoing bonus plans; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. For covered employees, the performance goals and the determination of their achievement shall be made in accordance with Section 162(m). The plan administrator is authorized to adjust performance conditions and other terms of awards in response to unusual or nonrecurring events, or in response to changes in applicable laws, regulations, or accounting principles.
Other Terms of Awards
      Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the 2007 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2007 Plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of awards subject to any applicable legal restrictions.
Acceleration of Vesting; Change in Control
      The plan administrator, in its discretion, may accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the 2007 Plan and all awards shall become fully vested, exercisable and all restrictions shall lapse upon a change in control that is not approved by our board of directors. In addition, the plan administrator may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any change in control. The award agreement may provide for the vesting of an award upon a change of control, including vesting if a participant is terminated by us or our successor without “cause” or terminates for “good reason” as defined in the 2007 Plan.
      To the extent we undergo a corporate transaction (as defined in the 2007 Plan), the 2007 Plan provides that outstanding awards may be assumed, substituted for, or continued in accordance with their terms. If the awards are not assumed, substituted for, or continued, to the extent applicable, such awards will terminate immediately prior to the close of the corporate transaction. The plan administrator may, in its discretion, either cancel the outstanding awards in exchange for a cash payment or vest all or part of the awards contingent on the corporate transaction. With respect to a corporate transaction which is not a change in control, awards under the 2007 Plan must be assumed, continued, or substituted for.
Amendment and Termination
      Our board of directors may amend, alter, suspend, discontinue, or terminate the 2007 Plan or the plan administrator’s authority to grant awards without further stockholder approval, except stockholder approval will be obtained for any amendment or alteration if such approval is deemed necessary and advisable by our board of directors or any amendment for which stockholder approval is required by law or the primary stock exchange on which our common stock trades. Unless earlier terminated by our board of directors, the 2007 Plan will terminate on the earlier of (1) ten years after the later of (a) the adoption by our board of directors of the 2007 Plan and (b) the approval of an increase in the number of shares reserved under the 2007 Plan by our board of directors (contingent upon such increase being approved by our stockholders) and (2) such time as no shares of our common stock remain available for issuance under the 2007 Plan and no further rights or obligations with respect to outstanding awards are outstanding under the 2007 Plan. Amendments to the 2007 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.
Federal Income Tax Consequences of Awards
      The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2007 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options
      Generally, there is no taxation upon the grant of a nonqualified stock option if the option is granted with an exercise price per share equal to the fair market value of the underlying stock on the grant date. On exercise (including upon a broker-assisted or “cashless” exercise), an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock received over the exercise price paid. If the optionee is our employee or an employee of one of our affiliates, that income will be subject to employment taxes and withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.
      Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options
      The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options,” (which are referred to as ISOs), as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, (which is referred to as the Required Holding Period), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
      If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period (which is referred to as a Disqualifying Disposition), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
      We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. If there is a Disqualifying Disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) and provided that amount is reasonable, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards
      Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. Where no amount is paid for the stock, then the full fair market value of the stock received is ordinary compensation income to the recipient. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. If the recipient makes an election to be taxed at grant and the value of the stock at sale is less than the value of the stock at grant, there is no recovery or deduction for the taxes paid at grant. If the recipient is our employee or an employee of one of our affiliates, any income recognized will be subject to employment taxes and withholding tax.
      The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
      Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights
      We may grant stock appreciation rights separate from any other award, (which is referred to as stand-alone stock appreciation rights), or in tandem with options, (which is referred to as tandem stock appreciation rights), under the 2007 Plan.
      With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and where the recipient may only receive the appreciation inherent in the stock appreciation rights in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock on the day the right is exercised and the shares of our common stock are delivered. If the recipient may receive the appreciation inherent in the stock appreciation rights in cash and the stock appreciation right has been structured to conform to the requirements of Section 409A of the Code, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.
      We have not granted and do not plan to grant any tandem stock appreciation rights, due to the adverse tax consequences of such awards under Section 409A of the Code.
      Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Stock Units
      Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will not recognize any income at grant and will recognize ordinary compensation income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may only be delivered upon one of the following events: a fixed calendar date, separation from service, death, disability, or a change of control. If delivery occurs on another date, unless the stock units qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, there will be an additional twenty percent excise tax and interest on any taxes owed.
      The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
      Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Dividend Equivalents
      Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of any payments received under the dividend equivalent award. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations
      Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our SEC filings.
      Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of our board of directors consisting solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the 2007 Plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the shareholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

APPENDIX B
MarineMax, Inc.
2007 Incentive Compensation Plan
      1.     Purpose. The purpose of this Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Plan Administrator.
      2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.
      (a) “1998 Plan Award” means a stock award granted under the 1998 Incentive Stock Plan.
      (b) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
      (c) “Award” means any award granted pursuant to the terms of this Plan, including an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, and Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.
      (d) “Award Agreement” means the written agreement evidencing an Award granted under the Plan.
      (e) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Plan Administrator to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
      (f) “Beneficial Owner,” “Beneficially Owning,” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.
      (g) “Board” means the Company’s Board of Directors.
      (h) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, change in control, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment, consulting, or other similar agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment, non-competition, non-solicitation, non-disclosure, and/or other similar agreement with the Company or a Related Entity, if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) use of alcohol, drugs, or other similar substances in a manner that adversely affects the Participant’s work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the

Plan Administrator of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
      (i) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

(i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in fifty percent (50%) or more of the Voting Stock;

(ii) the consummation of a merger, consolidation, reorganization, or similar transaction other than a transaction (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(iii) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, fifty percent (50%) or more of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
      For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company.
      Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).
      (j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
      (k) “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors, or Consultants.
      (l) “Company” means MarineMax, Inc., a Delaware corporation.
      (m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
      (n) “Continuous Service” means uninterrupted provision of services to the Company or any Related Entity in the capacity as either an officer, Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in the capacity as either an officer, Employee, Director, or Consultant or (iii) any change in status as long as the individual remains in the service of the

Company or a Related Entity in the capacity as either an officer, Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
      (o) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale, lease, exclusive license, or other disposition of a substantial portion of the consolidated assets of the Company and its Subsidiaries, as determined by the Plan Administrator, in its discretion;

(ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

(iii) a merger, consolidation, reorganization, or similar transaction, whether or not the Company is the surviving corporation.
      (p) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.
      (q) “Director” means a member of the Board or the board of directors of any Related Entity.
      (r) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Plan Administrator.
      (s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares or other periodic payments.
      (t) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.
      (u) “Eligible Person” means each officer, Director, Employee, or Consultant. The foregoing notwithstanding, only employees of the Company, any Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
      (v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
      (w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
      (x) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.
      (y) “Fair Market Value” means the fair market value of Shares, Awards, or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Shares as of any given date, after which the Shares are publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.
      (z) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment, consulting, change in control, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement(s), such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities as assigned by the Company (or a Related Entity) or any other action by the Company (or a Related Entity) that results in a material diminution in such position, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial, or inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty (50) miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause, as defined in Section 2(h), death, or by reason of the Participant’s Disability as defined in Section 2(r); or (v) any reduction in the Participant’s base salary (unless such reduction is part of Company-wide reduction that affects a majority of the persons of comparable level to the Participant).
      (aa) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
      (bb) “Non-Employee Director” means a Director of the Company who is not an Employee.
      (cc) “Non-Qualified Stock Option” means any Option that is not intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
      (dd) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.
      (ee) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.
      (ff) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.
      (gg) “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
      (hh) “Performance Award” means a right, granted to an Eligible Person under Sections 6(h) hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.
      (ii) “Performance Period” means that period established by the Plan Administrator at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Plan Administrator with respect to such Award are to be measured.
      (jj) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.
      (kk) “Plan” means this MarineMax, Inc. 2007 Incentive Compensation Plan.
      (ll) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan. There may be different Plan Administrators with respect to different groups of Eligible Persons.
      (mm) “Related Entity” means any Parent, Subsidiary, and any business, corporation, partnership, limited liability company, or other entity designated by the Plan Administrator in which the Company, a Parent, or a Subsidiary, directly or indirectly, holds a substantial ownership interest.
      (nn) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions, including a risk of forfeiture.

      (oo) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
      (pp) “Share” means a share of the Company’s Common Stock, and the share of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.
      (qq) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.
      (rr) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.
      (ss) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash, or a combination thereof at the end of a specified period of time.
      (tt) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
      (uu) “Voting Stock” means the stock of the Company with a right to vote for the election of Directors.
      3.     Administration.
      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). The Board and/or Committee(s) administering the Plan shall be the Plan Administrator.
      (b) Powers of the Plan Administrator. The Plan Administrator shall have the following powers, subject to, and within the limitations of, the express provisions of the Plan:

(i) Subject to Section 3(g) below, to determine from time to time those of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares or cash pursuant to an Award; and the number of Shares or amount of cash with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards granted under it and to establish, amend, and revoke rules and regulations for its administration. The Plan Administrator, in the exercise of this power, may correct any one or more defects, omissions, or inconsistencies in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Award as provided in Section 10(e).

(iv) To terminate or suspend the Plan as provided in Section 10(e).

(v) To adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(vi) Generally, to exercise such powers and to perform such acts as the Plan Administrator deems necessary or appropriate to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
      (c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, to the extent delegated by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Plan Administrator may delegate to a committee of two or more members of the Board the authority to grant Awards to Eligible Persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) not then subject to Section 16 of the Exchange Act.

      (d) Effect of Plan Administrator’s Decision. All determinations, interpretations, and constructions made by the Plan Administrator shall be made in good faith and shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
      (e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the nearest city in which JAMS conducts business to the city in which the Participant is employed by the Company. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.
      (f) Limitation of Liability. The Board and any Committee(s), and each member thereof, who act as the Plan Administrator, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Board and any Committee(s), and any officer or Employee acting at the direction or on behalf of the Board and any Committee(s), shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
      (g) Administration of the Plan For Non-Employee Directors. Notwithstanding the foregoing, the grant of all Awards to the Non-Employee Directors shall be approved by a majority of the Directors who qualify as independent under the rules of the principal stock exchange or market on which Shares are traded or a Committee composed solely of such independent Directors.
      4.     Shares Issuable Under the Plan.
      (a) Number of Shares Available for Issuance Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for issuance in connection with Awards shall be 1,000,000 Shares. In addition, any shares available for issuance under the 1998 Incentive Stock Plan that are not subject to an outstanding award under the 1998 Incentive Stock Plan as of the date of stockholder approval of this Plan shall become available for issuance under this Plan, and shall no longer be available for issuance under the 1998 Incentive Stock Plan, as applicable. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.
      (b) Availability of Shares Not Issued pursuant to Awards.

(i) If any Shares subject to an Award or to an 1998 Plan Award are forfeited, expire, or otherwise terminate without issuance of such Shares, any Award or 1998 Plan Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or 1998 Plan Award , the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, be available for Awards under the Plan, subject to Section 4(b)(iv) below.

(ii) If any Shares issued pursuant to an Award or 1998 Plan Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares forfeited or repurchased shall revert to and become available for issuance under the Plan, subject to Section 4(b)(iv) below.

(iii) In the event that any Option or other Award granted hereunder is exercised through the withholding of Shares from the Award by the Company or withholding tax liabilities arising from such Option or other Award are satisfied by the withholding of Shares from the Award by the Company, then only the number of Shares issued net of the Shares withheld shall be counted as issued for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below. In the event that any 1998 Plan Award is exercised through the withholding of Shares by the Company from the 1998 Plan Award or withholding tax liabilities arising from such 1998 Plan Award are satisfied by the withholding of Shares from the 1998 Plan Award by the Company, then Shares withheld shall become available for issuance under the Plan, subject to Section 4(b)(iv) below.

(iv) Notwithstanding anything in this Section 4(b) to the contrary, solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of Shares that may be granted under this Plan through Incentive Stock Options shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

      (c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, and avoid double counting (as, for example, in the case of tandem or substitute awards) and may make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.
      5.     Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons.
      In any one calendar year, an Eligible Person may not be granted Awards under which more than fifty percent (50%) of the total number of Shares reserved for issuance under the Plan (whether or not issued) could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, the maximum dollar value payable in cash to any one Participant with respect to Performance Awards vesting based on the performance objectives of Section 7 is $5,000,000 per calendar year.
      6.     Terms of Awards.
      (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

      (b) Options. The Plan Administrator is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Stock Option Agreement. Each grant of an Option shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions, which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(ii) Number of Shares. The Plan Administrator shall determine and each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Award Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(iii) Exercise Price.

(A) In General. The Plan Administrator shall determine and each Award Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be not less than 100% of the Fair Market Value of the Stock on the date of grant.

(B) Ten Percent Stockholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary, any Incentive Stock Option granted to such Employee must have an exercise price per Share of at least 110% of the Fair Market Value of a Share on the date of grant.

(iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, net exercise, other Awards, or awards granted under other plans of the Company or a Related Entity, other property (including notes or other contractual obligations of Participants to make payment on a deferred basis) or any other form of consideration legally permissible, and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(v) Termination of Service. Subject to earlier termination of the Option as otherwise provided in the Plan and unless otherwise provided by the Plan Administrator with respect to an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Continuous Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate and no longer be exercisable:

(A) Death or Disability. If the Participant’s Continuous Service terminates because of the death or Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Continuous Service terminated, may be exercised by the Participant (or the Participant’s legal representative or estate) at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant’s Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(B) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Continuous Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Continuous Service.

(C) Other Termination of Service. If the Participant’s Continuous Service terminates for any reason, except Disability, death, or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Continuous Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant’s Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the Option Expiration Date.

(vi) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(1) The Option shall not be exercisable more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and the Incentive Stock Option is granted to such Participant, the Incentive Stock Option shall not be exercisable (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant; and

(2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year in excess of $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Non-Qualified Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Non-Qualified Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.
      (c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i) Agreement. Each grant of a Stock Appreciation Right shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(ii) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator. The per Share grant price of each Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the grant date.

(iii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the form of payment upon exercise of Shares, cash, or other property, the method of exercise, method of settlement, form of consideration payable in settlement (either cash, Shares or other property), method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards. Notwithstanding any other provision of the Plan, unless otherwise exempt from Sec-

tion 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Appreciation Right shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

      (d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The terms of any Restricted Stock granted under the Plan shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant. Notwithstanding the foregoing, all grants of Restricted Stock shall comply with the vesting terms of Section 8(f).

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited to or reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock. Notwithstanding the foregoing, all grants of Stock Units shall comply with the vesting acceleration terms of Sections 8(g).

(iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.
      (e) Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Shares, cash, or other property, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. The terms of an Award of Stock Units shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership. Notwithstanding the foregoing, all grants of Stock Units shall comply with the vesting terms of Sections 8(f). Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Unit shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units. Notwithstanding the foregoing, all grants of Stock Units shall comply with the vesting acceleration terms of Sections 8(g).

(iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in Shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

      (f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Shares as a bonus or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Plan Administrator to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator. Notwithstanding the foregoing, all grants Shares pursuant to this Section shall comply with the vesting terms of Section 8(f) and the vesting acceleration terms of Section 8(g).
      (g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The terms of an Award of Dividend Equivalents shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Dividend Equivalent shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.
      (h) Performance Awards. The Plan Administrator is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other property, or other Awards, on terms and conditions established by the Plan Administrator, including Awards subject to the provisions of Section 7, if and to the extent that the Plan Administrator shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Plan Administrator upon the grant of each Performance Award. Except as provided in this Plan or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Plan Administrator and may be based upon the criteria set forth in Section 7(b), or in the case of an Award that the Plan Administrator determines shall not be subject to Section 7 hereof, any other criteria that the Plan Administrator, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Plan Administrator. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Plan Administrator, on a deferred basis. Notwithstanding the foregoing, all grants of Performance Awards which would qualify as Full Value Awards (as defined in Section 8(f)) shall comply with the vesting terms of Section 8(f).
      (i) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. The terms of any Award pursuant to this Section shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Plan Administrator shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h). Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each such Award shall be structured to avoid the imposition of any excise tax under Section 409A of the Code. Notwithstanding the foregoing, all grants of Other Stock Based Award which would qualify as Full Value Awards (as defined in Section 8(f)) shall comply with the vesting terms of Section 8(f) and the vesting acceleration terms of Section 8(g).
      7.     Tax Qualified Performance Awards.
      (a) Covered Employees. A Committee, composed in compliance with the requirements of Section 162(m) of the Code, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 7 shall be applicable to such Award.
      (b) Performance Criteria. If an Award is subject to this Section 7, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or gross margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items, and income taxes, local, state, or federal and excluding budgeted and actual bonuses that might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions, or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation, (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.
      (c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.
      (d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 7, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 7. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.
      (e) Committee Certification. Within a reasonable period of time after the performance criteria have been satisfied (but no later than three (3) months after the satisfaction of the performance criteria), to the extent necessary to qualify the payments as “performance based compensation” under Section 162(m) of the Code, the Committee shall certify, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied.
      8.     Certain Provisions Applicable to Awards or Sales.
      (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity or any business entity to be acquired by the Company or a Related Entity or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

      (b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
      (c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).
      (d) Code Section 409A. If and to the extent that the Plan Administrator believes that any Awards may constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code, unless otherwise agreed to in writing by the Participant and the Company.
      (e) No Option Repricing. Other than pursuant to Section 10(c), without approval of the Company’s stockholders, the Plan Administrator shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award or cash, or (C) take any other action with respect to an Option that may be treated as a repricing.
      (f) Vesting Restrictions for Full Value Awards. Each award of Restricted Stock, Stock Units, Bonus Stock, a Performance Award, or Other Stock Based Award where the Participant is not required to pay more than the par value of the Award in cash for the Shares delivered (each a “Full Value Award”) shall have a minimum vesting schedule of (A) with respect to Full Value Awards that vest over time, a three (3) year vesting schedule with a maximum of one-third (1/3rd) of the Full Value Award vesting in any one (1) year; (B) with respect to Full Value Awards that vest based upon the achievement of performance goals, the performance period shall be a minimum of one (1) year in length; provided, however, that 5% of the Shares reserved under the Plan may be granted as Full Value Awards that are not subject to the vesting requirements of the last sentence.
      (g) Vesting Acceleration for Full Value Awards. Except with respect to “extraordinary circumstances,” the Plan Administrator may not waive the forfeiture or repurchase rights with respect to the unvested portion of any Full Value Award, where the forfeiture or repurchase would otherwise occur upon the cessation of the Participant’s Continuous Service or the non-attainment of the performance objectives applicable to the Full Value Award. The Plan Administrator shall, in its discretion, determine what constitutes extraordinary circumstances, provided, however that the following shall be considered extraordinary circumstances: a Change in Control, a termination of Continuous Service as a result of the death, Disability, or retirement of the Participant. Any waiver may be effected upon the occurrence of the extraordinary circumstances or at any time after the occurrence of the extraordinary circumstances and may be conditioned upon additional events after the occurrence of the extraordinary circumstances, such as the Participant’s cessation of Continuous Service.
      9.     Change in Control; Corporate Transaction.
      (a) Change in Control.

(i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including upon a Change in Control. In addition, the Plan Administrator may provide in an Award Agreement that the performance goals relating to any Award will be deemed to have been met upon the occurrence of any Change in Control.

(ii) In the event of a Change in Control that the Board has not approved prior to the consummation of such Change in Control, then all outstanding Awards shall become fully vested and exercisable immediately prior to and contingent on the consummation of the Change in Control.

(iii) In addition to the terms of Sections 9(a)(i) and 9(a)(i) above, the effect of a “change in control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity or (2) in the Award Agreement.
      (b) Corporate Transactions. In the event of a Corporate Transaction, any surviving entity or acquiring entity (together, the “Successor Entity”) may either (i) assume any or all Awards outstanding under the Plan; (ii) continue any or all Awards outstanding under the Plan; or (iii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction); provided that if the Corporate Transaction is not a Change in Control, each outstanding Award shall be either assumed, continued, or substituted pursuant to the terms of this Section. In the event that the Successor Entity does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued, or substituted, such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction).
      The Plan Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of any Awards (determined on an Award by Award basis), including permitting the lapse of any repurchase rights held by the Company (and, if applicable, the time at which such Awards may be exercised), in full or as to some percentage of the Award, to a date prior to the effective time of such Corporate Transaction as the Plan Administrator shall determine (contingent upon the effectiveness of the Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price).
      Notwithstanding any other provision in this Plan to the contrary, with respect to Restricted Stock and any other Award granted under the Plan with respect to which the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In the event any such rights are not continued or assigned to the Successor Entity, then such rights shall lapse and the Award shall be fully vested as of the effective time of the Corporate Transaction. In addition, the Plan Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to any such Awards (determined on an Award by Award basis) shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).
      (c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and

Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.
      10.     General Provisions.
      (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted or compliance with any other obligation of the Company, as the Plan Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements or other obligations.
      (b) Limits on Transferability; Beneficiaries.

(i) General. Except as provided in the Award Agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option or any other right to purchase Shares other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Plan Administrator, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.
      (c) Adjustments.

(i) Adjustments.

(A) In the event that any dividend paid in Stock, forward or reverse split, merger, consolidation, combination, or other similar corporate transaction or event affects the Stock, then the Plan Administrator shall substitute, exchange, or adjust any or all of the following in a manner that precludes the enlargement or dilution of rights and benefits: (A) the number and kind of Shares reserved for issuance in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(B) In the event that a dividend or other distribution in the form of cash or other property (but excluding a dividend paid in Stock), recapitalization, reorganization, spin-off, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as the Plan Administrator may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares reserved for issuance in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(ii) Other Adjustments. The Plan Administrator (which shall be a Committee to the extent such authority is required to be exercised by a Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to performance goals) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Plan Administrator’s assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, or Performance Awards granted to Participants designated by the Plan Administrator as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.
      (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Plan Administrator.
      (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if such stockholder approval is deemed necessary and advisable by the Board or if required under the rules or regulations of the stock exchange that has the highest trading volume for the Shares for the prior calendar year. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance, or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.
      (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.
      (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Plan Administrator may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Plan Administrator otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.
      (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Plan Administrator to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).
      (i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
      (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.
      (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements of the principal stock exchange or market on which Shares are traded, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders).

This Proxy is Solicited on Behalf of the Board of Directors
MARINEMAX, INC.
2007 ANNUAL MEETING OF STOCKHOLDERS
     The undersigned stockholder of MARINEMAX, INC., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated January 8, 2007, and hereby appoints William H. McGill Jr. and Michael H. McLamb and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of MARINEMAX, INC., to be held on Wednesday, February 28, 2007, at 8:00 a.m., local time, at 2375 East Camelback Road, Suite 700, Phoenix, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.
ANNUAL MEETING OF STOCKHOLDERS OF
MARINEMAX, INC.
February 28, 2007
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â
FOR EACH OF THE MATTERS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS:

☐	FOR all nominees	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)
NOMINEES:

☐	Hilliard M. Eure III
☐	Joseph A. Watters
☐	Dean S. Woodman
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■
2.	PROPOSAL TO APPROVE OUR 2007 INCENTIVE STOCK PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN
And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.
     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF OUR 2007 INCENTIVE STOCK PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.